UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

SCIENTURE HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

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SCIENTURE HOLDINGS, INC.

6308 Benjamin Rd, Suite 708

Tampa, Florida 33634

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

Dear Stockholders:

This information statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the holders of record of the common stock, par value $0.00001 per share, of Scienture Holdings, Inc., a Delaware corporation (the “Company,” “us” or “we”), on or about December [●], 2024. Only stockholders of record as of the close of business on the Record Dates (as defined below) are entitled to receive this Information Statement.

The purpose of this notice and the accompanying Information Statement is to notify you that, in connection with the Company’s previously disclosed transactions with Arena Finance Markets, LP (“Arena Finance”), Arena Special Opportunities Partners III, LP (“ASOP” and, together with Arena Finance, the “Arena Investors”), and Arena Business Solutions Global SPC II, Ltd (“Arena Global”), a majority of the holders of the Company’s common stock executed two written consents in lieu of a meeting of stockholders (the “Stockholder Consents”), which approved, for purposes of complying with Nasdaq Listing Rule 5635(d), (i) the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 22, 2024 pursuant to a securities purchase agreement entered into with the Arena Investors, dated November 22, 2024 (the “Securities Purchase Agreement”), including commitment fee shares issued to the Arena Investors and shares issuable upon the conversion of debentures issued or issuable to the Arena Investors (the “SPA Issuance Proposal”), and (ii) the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 25, 2024 pursuant to a purchase agreement entered into with Arena Global, dated November 25, 2024 (the “ELOC Purchase Agreement”), including commitment fee shares issued or issuable to Arena Global (the “ELOC Issuance Proposal” and, together with the SPA Issuance Proposal, the “Stockholder Approval Matters”).

The stockholder consent approving the SPA Issuance Proposal (the “SPA Consent”) was executed on November 21, 2024 (the “SPA Record Date”), in connection with the Securities Purchase Agreement, and the stockholder consent approving the ELOC Issuance Proposal (the “ELOC Consent”) was executed on November 25, 2024 (the “ELOC Record Date” and, together with the SPA Record Dates, the “Record Dates”), in connection with the ELOC Purchase Agreement.

In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and the rules promulgated by the SEC thereunder, the Information Statement is being furnished to our stockholders solely for the purpose of informing our stockholders of the corporate actions taken in the Stockholder Consents, which will be effective on or about January [●], 2025, twenty (20) days after we mail the Information Statement to stockholders of record.

December [●], 2024

By order of the Board,

/s/ Suren Ajjarapu
Suren Ajjarapu
Chairman of the Board

SCIENTURE HOLDINGS, INC.

6308 Benjamin Rd, Suite 708

Tampa, Florida 33634

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ABOUT THIS INFORMATION STATEMENT

Scienture Holdings, Inc. and its consolidated subsidiaries are referred to herein as “the Company,” “we,” “us” and “our,” unless the context indicates otherwise.

This Information Statement (the “Information Statement”) is being furnished to the Company’s stockholders of record as of the Record Dates (as defined below) in the manner required by Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is being furnished to notify stockholders of the actions taken by written consent of a majority of the Company’s stockholders (the “Majority Stockholders”).

In connection with the Company’s previously disclosed transactions with Arena Finance Markets, LP (“Arena Finance”), Arena Special Opportunities Partners III, LP (“ASOP” and, together with Arena Finance, the “Arena Investors”), and Arena Business Solutions Global SPC II, Ltd (“Arena Global”), the Majority Stockholders executed two written consents in lieu of a meeting of stockholders (the “Stockholder Consents”), which approved, for purposes of complying with Nasdaq Listing Rule 5635(d), (i) the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 22, 2024 pursuant to a securities purchase agreement entered into with the Arena Investors, dated November 22, 2024 (the “Securities Purchase Agreement”), including commitment fee shares issued to the Arena Investors and shares issuable upon the conversion of debentures issued or issuable to the Arena Investors (the “SPA Issuance Proposal”), and (ii) the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 25, 2024 pursuant to a purchase agreement entered into with Arena Global, dated November 25, 2024 (the “ELOC Purchase Agreement”), including commitment fee shares issued or issuable to Arena Global (the “ELOC Issuance Proposal” and, together with the SPA Issuance Proposal, the “Stockholder Approval Matters”).

The stockholder consent approving the SPA Issuance Proposal (the “SPA Consent”) was executed on November 21, 2024 (the “SPA Record Date”), in connection with the Securities Purchase Agreement, and the stockholder consent approving the ELOC Issuance Proposal (the “ELOC Consent”) was executed on November 25, 2024 (the “ELOC Record Date” and, together with the SPA Record Dates, the “Record Dates”), in connection with the ELOC Purchase Agreement.

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The Company’s common stock is listed on the Nasdaq Stock Market LLC (“Nasdaq”) and the Company is subject to Nasdaq’s rules and regulations, including Nasdaq Listing Rule 5635(d), which requires stockholder approval prior to the issuance of securities in a transaction (other than a public offering) of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the outstanding common stock or 20% or more of the voting power of a company for a purchase price that is lower than (a) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement, or (b) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (such lower amount, the “Minimum Price”).

The approval of Stockholder Approval Matters, for purposes of Nasdaq Listing Rule 5635(d), was taken by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware, which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

On November 20, 2024, the Company’s board of directors (the “Board”) adopted resolutions approving the Securities Purchase Agreement, the ELOC Purchase Agreement, and the transactions contemplated thereby. In connection with the adoption of these resolutions, the Board had been informed that the Majority Stockholders were in favor of the transactions and would enter into written consents approving each of the Stockholder Approval Matters. Thereafter, the Majority Stockholders executed the Stockholder Consents to consent in writing to each of the Stockholder Approval Matters.

Accordingly, all necessary corporate approvals in connection with the transactions have been obtained and this Information Statement is being furnished to stockholders solely for purposes of informing the stockholders of the actions in the manner required under the Exchange Act.

The Company knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of the Company’s issued and outstanding voting securities.

Available Information

We file annual, quarterly, and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. Copies of documents filed by us with the SEC are also available from us without charge, upon oral or written request to our Secretary, who can be contacted at the corporate address and telephone number set forth in this Information Statement. Our website address is https://scienture.com. The information on, or that may be accessed through, our websites not incorporated by reference into this Information Statement and should not be considered a part of this Information Statement.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains statements that constitute forward-looking statements which are subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. Some of the statements in this Information Statement constitute forward-looking statements because they relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.

Actual performance or results could differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to:

●	risks related to our history of operating losses and that our operations may not become profitable;

●	claims relating to alleged violations of intellectual property rights of others;

●	our ability to manage our growth;

●	regulatory and licensing requirement risks;

●	risks related to changes in the U.S. healthcare environment;

●	risks associated with the operations of our more established competitors;

●	our ability to respond to general economic conditions, including financial market volatility and disruption, elevated levels of inflation, and declining economic conditions in the United States;

●	changes in laws or regulations relating to our operations;

●	our growth strategy;

●	the actual number of shares we will issue or sell under the ELOC Purchase Agreement to Arena Global;

●	compliance with the continued listing requirements of Nasdaq;

●	risks relating to the liquidity and trading of our common stock;

●	our ability to raise financing in the future;

●	demand for our products and services may decline;

●	data security breaches, cyber-attacks or other network outages; and

●	other risks disclosed, and incorporated by reference, herein.

The forward-looking statements contained in this Information Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

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Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statements in this Information Statement should not be regarded as a representation by us that our plans and objectives will be achieved.

We have based the forward-looking statements included in this Information Statement on information available to us on the date of this Information Statement, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in this Information Statement, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

THE ARENA TRANSACTIONS

Securities Purchase Agreement

On November 22, 2024, the Company entered into the Securities Purchase Agreement with the Arena Investors. Under the Securities Purchase Agreement, the Company will issue 10% original issue discount secured convertible debentures (“Debentures”) in a principal amount of up to $12,222,222 million, divided into up to three separate tranches that are each subject to certain closing conditions. The conversion price per share of each Debenture is equal to 92.5% of the lowest daily VWAP (as defined in the Debentures) of the Company’s shares of common stock during the five trading day period ending on the trading day immediately prior to delivery or deemed delivery of the applicable Conversion Notice (as defined in the Debentures), subject to adjustments related to the trading price of the Company’s common stock.

The closing of the first tranche was consummated on November 25, 2024 (the “First Closing”) and the Company issued to the Arena Investors Debentures in an aggregate principal amount of $3,333,333 (the “First Closing Debentures”). The First Closing Debentures were sold to the Arena Investors for a purchase price of $3,000,000, representing an original issue discount of ten percent (10%).

The First Closing Debentures contain customary events of default. If an event of default occurs, until it is cured, the holder may increase the interest rate applicable to the First Closing Debentures to two percent (2%) per annum and accelerate the full indebtedness under the First Closing Debentures, in an amount equal to 125% of the outstanding principal amount and accrued and unpaid interest. Subject to limited exceptions set forth in the First Closing Debentures, the First Closing Debentures prohibit the Company and, as applicable, its subsidiaries from incurring any new indebtedness that is not subordinated to the Arena Investors and, as applicable, any subsidiary’s obligations in respect of the First Closing Debentures until the First Closing Debentures are paid in full.

As consideration for the Arena Investors’ consummation of the First Closing, concurrently with the First Closing, the Company issued to each Arena Investor participating in the First Closing its pro rata portion of the 55,000 shares of common stock (the “SPA Commitment Fee Shares”) issued to the Arena Investors as a commitment fee upon the execution of the Securities Purchase Agreement. Furthermore, as consideration for the Arena Investors’ consummation of subsequent closings, the Company shall issue to the Arena Investors participating in such closing a certain number of Company common stock as agreed upon among the Company and the Arena Investors participating.

The Company agreed, pursuant to a Security Agreement, dated November 25, 2024 (the “Security Agreement”), to grant the Arena Investors a security interest in all of its assets to secure the prompt payment, performance, and discharge in full of all of the Company’s obligations under the Debentures. In addition, the Company’s wholly-owned subsidiary, Scienture, LLC, entered into a Guarantee Agreement, dated November 25, 2024 (the “Guarantee”), with the Arena Investors, pursuant to which it agreed to guarantee the prompt payment, performance, and discharge in full of all of the Company’s obligations under the Debentures.

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The Company also agreed, pursuant to a Registration Rights Agreement, dated November 25, 2024 (the “Registration Rights Agreement”), with the Arena Investors to file with the SEC an initial registration statement within 45 days to register the maximum number of Registrable Securities (as defined in the Registration Rights Agreement) in accordance with applicable SEC rules.

The Securities Purchase Agreement, Debentures, Security Agreement, Guaranty Agreement, and Registration Rights Agreement contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, the Arena Investors represented to the Company, that they are each an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The Company issued, and will issue, the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

ELOC Purchase Agreement

On November 25, 2024, the Company entered into the ELOC Purchase Agreement with Arena Global, pursuant to which we have the right, but not the obligation, to direct Arena Global to purchase up to $50,000,000 in shares of our common stock (the “ELOC Shares”) upon satisfaction of certain terms and conditions contained in the ELOC Purchase Agreement, which includes, but is not limited to, filing a registration statement with the SEC and registering the resale of any shares sold to Arena Global. The term of the ELOC Purchase Agreement began on the date of execution and ends on the earlier of (i) December 1, 2027, (ii) the date on which Arena Global shall have purchased the maximum amount of ELOC Shares, or (iii) the effective date of any written notice of termination delivered pursuant to the terms of the ELOC Purchase Agreement (the “Commitment Period”). Such sales of our common stock, if any, will be subject to certain limitations, and may occur from time to time at our sole discretion over the approximately 36-month period commencing on the date of execution of the ELOC Purchase Agreement, provided that the initial registration statement filed to register the resale of ELOC Shares, and any other registration statement the Company may file from time to time covering the resale by Arena Global of ELOC Shares or Commitment Fee Shares, is declared effective by the SEC and remains effective, and the other conditions set forth in the ELOC Purchase Agreement are satisfied.

Arena Global has no right to require any sales by us, but Arena Global is obligated to make purchases at our direction subject to certain conditions. There is no upper limit on the price per share that Arena Global could be obligated to pay for ELOC Shares under the ELOC Purchase Agreement. Actual sales of ELOC Shares to Arena Global from time to time will depend on a variety of factors, including, among others, market conditions, the trading price of our common stock and determinations by us as to the appropriate sources of funding for us and our operations. The net proceeds that we may receive under the ELOC Purchase Agreement, if any, cannot be determined at this time, since it will depend on the frequency and prices at which we sell ELOC Shares to Arena Global, our ability to meet the conditions of the ELOC Purchase Agreement, and the other limitations, terms and conditions of the ELOC Purchase Agreement and any impacts of the Beneficial Ownership Limitation (as defined below).

The ELOC Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations of the parties.

Purchase of ELOC Shares

During the Commitment Period, the Company may direct Arena Global to purchase ELOC Shares by delivering a notice (an “Advance Notice”) to Arena Global. The Company shall, in its sole discretion, select the amount of ELOC Shares requested by the Company in each Advance Notice. However, such amount may not exceed the Maximum Advance Amount, which is calculated as follows:

(a)	if the Advance Notice is received by 8:30 a.m. Eastern Time, the lower of: (i) an amount equal to eighty percent (80%) of the average of the Daily Value Traded (as defined in the ELOC Purchase Agreement) of our common stock on the ten (10) trading days immediately preceding an Advance Notice, or (ii) $20,000,000;

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(b)	if the Advance Notice is received after 8:30 a.m. Eastern Time but prior to 10:30 a.m. Eastern Time, the lower of: (i) an amount equal to forty percent (40%) of the average of the Daily Value Traded of our common stock on the ten (10) trading days immediately preceding an Advance Notice, or (ii) $10,000,000;

(c)	if the Advance Notice is received after 10:30 a.m. Eastern Time, but prior to 12:30 p.m. Eastern Time, the lower of: (i) an amount equal to twenty percent (20%) of the average of the Daily Value Traded of our common stock on the ten (10) trading days immediately preceding an Advance Notice, or (ii) $5,000,000; and

(d)	if the Advance Notice is received after 12:30 p.m. Eastern Time but prior to 2:30 p.m. Eastern Time, the lower of: (i) an amount equal to ten percent (10%) of the average of the Daily Value Traded of our common stock on the ten (10) trading days immediately preceding an Advance Notice, or (ii) $2,500,000.

The purchase price to be paid by Arena Global for the ELOC Shares will be ninety-six percent (96%) of the VWAP (as defined in the ELOC Purchase Agreement) of the Company’s common stock during the trading day commencing on the date of the Advance Notice, subject to adjustment pursuant to the terms of the ELOC Purchase Agreement.

Consideration

In consideration for Arena Global’s execution and delivery of the ELOC Purchase Agreement, we agreed to issue to Arena Global, as a commitment fee, (i) 70,000 shares of common stock (the “Initial Commitment Fee Shares”) upon the execution of the ELOC Purchase Agreement and (ii) a number of additional shares of common stock (the “Additional Commitment Fee Shares” and, together with the Initial Commitment Fee Shares, the “ELOC Commitment Fee Shares”) equal to (a) with respect to the first tranche, 500,000 divided by the simple average of the daily VWAP of our common stock during the five (5) trading days immediately preceding the effectiveness (the “Effectiveness Date”) of the initial registration statement on which the ELOC Commitment Fee Shares are registered (the “First Tranche Price”) and (b) with respect to the second tranche, 500,000 divided by the simple average of the daily VWAP of our common stock during the five (5) trading days immediately preceding the two (2) month anniversary (the “Anniversary”) of the Effectiveness Date (the “Second Tranche Price”).

The Additional Commitment Fee Shares will be subject to a true-up after each issuance pursuant to the terms of the ELOC Purchase Agreement. In connection with the true-up, we will issue to Arena Global a number of additional shares of our common stock, if any, having an aggregate dollar value equal to:

(i)	with respect to the first tranche, 500,000 based on the lower of (A) the First Tranche Price and (B) the lower of (x) the simple average of the three (3) lowest daily intraday trade prices over the twenty (20) trading days after (and not including) the Effectiveness Date and (y) the closing price on the twentieth (20th) trading day after the Effectiveness Date; and

(ii)	with respect to the second tranche, 500,000 based on the lower of (A) the Second Tranche Price and (B) the lower of (x) the simple average of the three (3) lowest daily intraday trade prices over the twenty (20) trading days after (and not including) the Anniversary and (y) the closing price on the twentieth (20th) trading day after the Anniversary.

Conditions to Delivery of Advance Notices

Our ability to deliver Advance Notices under the EOLC Purchase Agreement is subject to the satisfaction of certain conditions, including, among other things, the following:

●	the representations and warranties of the Company under the ELOC Purchase Agreement being true and correct in all material respects;

●	the effectiveness of the initial registration statement, and any other registration statement the Company may file from time to time covering the resale by Arena Global of ELOC Shares or ELOC Commitment Fee Shares;

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●	the Company having filed with the SEC all reports, notices and other documents required under the Exchange Act and applicable SEC regulations during the six-month period immediately preceding the delivery of the Advance Notice;

●	the Company having obtained all permits and qualifications required by any applicable state for the offer and sale of all the ELOC Shares issuable pursuant to the Advance Notice, or having the availability of exemptions therefrom;

●	no continuing Material Outside Event or Material Adverse Effect (each as defined in the ELOC Purchase Agreement) having occurred;

●	the Company having performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the ELOC Purchase Agreement to be performed, satisfied or complied with by the Company at or prior the delivery of the Advance Notice, including, without limitation, the delivery of all ELOC Shares issuable pursuant to all previously delivered Advance Notices and the issuance of all ELOC Commitment Fee Shares previously required to be issued;

●	no statute, rule, regulation, executive order, decree, ruling or injunction having been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by the ELOC Purchase Agreement;

●	the Company’s shares of common stock, including all of the ELOC Shares issuable pursuant to the Advance Notice, being quoted for trading on Nasdaq;

●	the Company shall not have received any written notice that is then still pending threatening the continued quotation of the common stock on Nasdaq;

●	the Company having a sufficient number of authorized but unissued, and otherwise unreserved, shares of common shares available for the issuance of all of the ELOC Shares issuable pursuant to the Advance Notice;

●	the representations contained in the Advance Notice being true and correct in all material respects as of the date of delivery of the Advance Notice;

●	except with respect to the first Advance Notice, the Pricing Period (as defined in the ELOC Purchase Agreement) for all prior Advance Notices having been completed; and

●	the Company having obtained shareholder approval to issue an aggregate number of shares of common stock to Arena Global, under the ELOC Purchase Agreement, in excess of 19.99% of the number of shares of common stock outstanding immediately prior to the execution of the ELOC Purchase Agreement.

Limitation on Sales

At any given time of any sale by us to Arena Global, we may not sell, and Arena Global may not purchase, ELOC Shares that would result in Arena Global owning more than 9.99% of our outstanding common stock upon such issuance (the “Beneficial Ownership Limitation”). Any shares issued pursuant to the terms of the Securities Purchase Agreement will be aggregated with the shares issued pursuant to the ELOC Purchase Agreement.

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No Short Selling or Hedging by Arena Global

Arena Global has agreed that, during the term of the ELOC Purchase Agreement, neither Arena Global nor any of its affiliates will engage in any short sales or hedging transactions with respect to our common stock.

Termination of the ELOC Purchase Agreement

Unless earlier terminated as provided in the ELOC Purchase Agreement, the ELOC Purchase Agreement will terminate automatically on the earliest to occur of: (i) December 1, 2027, (ii) the date on which Arena Global shall have purchased the maximum amount of ELOC Shares, or (iii) the effective date of any written notice of termination delivered pursuant to the terms of the ELOC Purchase Agreement.

Limitation on Variable Rate Transactions

Pursuant to the ELOC Purchase Agreement, from the date of the ELOC Purchase Agreement until the earlier of (i) the date that Arena Global has purchased $20,000,000 in ELOC Shares, (ii) twelve (12) months after the Effectiveness Date, or (iii) three (3) months after the termination of the ELOC Purchase Agreement, pursuant to its terms, the Company is prohibited from effecting or entering into an agreement to effect any issuance of our common stock or common stock equivalents involving a Variable Rate Transaction (as defined in the ELOC Purchase Agreement), other than in connection with an Exempt Issuance (as defined in the ELOC Purchase Agreement) or with the prior written consent of Arena Global.

Dilutive Effect

All shares of common stock which have been or may be issued or sold by us to Arena Global under the ELOC Purchase Agreement are expected to be freely tradable upon registration. It is anticipated that the shares of common stock will be sold over a period starting on the date that the initial registration statement is declared effective and ending on December 1, 2027. The sale by Arena Global of a significant amount of common stock could cause the market price of our common stock to decline and to be highly volatile. Sales of ELOC Shares to Arena Global, if any, will depend upon market conditions and other factors to be determined by us. We may ultimately decide to sell to Arena Global all, some or none of the ELOC Shares.

Global may resell all, some or none of the shares of common stock held by it at any time, or from time to time, in its discretion. Therefore, sales to Arena Global by us under the ELOC Purchase Agreement may result in substantial dilution to the interests of other holders of common stock. In addition, if we sell a substantial number of ELOC Shares to Arena Global, or if investors expect that we will do so, the actual sales of ELOC Shares or the mere existence of our arrangement with Arena Global may make it more difficult for us to sell securities in the future at a time and at a price that we might otherwise wish to effect such sales. However, we have the right to control the timing and amount of any sales to Arena Global and we are not obligated to submit any Advance Notices under the ELOC Purchase Agreement.

The following table sets forth the amount of gross proceeds we would receive from Arena Global from the sale of ELOC Shares to Arena Global under the ELOC Purchase Agreement at varying purchase prices, without giving effect to the Beneficial Ownership Limitation, for illustrative purposes only. The Beneficial Ownership Limitation may not be increased above 9.99% of our then outstanding common stock. Furthermore, as noted above, we are not obligated to submit any Advance Notices under the ELOC Purchase Agreement.

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Assumed Average Purchase Price Per Share (1)		Number of Registered Common Shares to be Issued if Full Purchase, Without Giving Effect to the Beneficial Ownership Limitation (2)	Percentage of Outstanding Common Stock After Giving Effect to the Issuance to Arena Global, Without Giving Effect to the Beneficial Ownership Limitation (3)	Proceeds from the Sale of Common Stock to Arena Global Under the ELOC Purchase Agreement(4)
$6.00		8,333,333	48.8%	$50,000,000
$7.00		7,142,857	45.0%	$50,000,000
$7.4688	(5)	6,694,515	43.3%	$50,000,000
$8.00		6,250,000	41.7%	$50,000,000
$8.50		5,882,353	40.2%	$50,000,000

(1)	For the avoidance of any doubt, this price reflects the purchase price after calculation (i.e. after discounts to the market price of our shares) in accordance with the terms of the ELOC Purchase Agreement.

(2)	Represents the number of ELOC Shares that could potentially be issued to Arena Global during the Commitment Period, in the aggregate, based on the applicable assumed purchase price per share, without giving effect to the Beneficial Ownership Limitation.

(3)	The denominator is based on 8,750,582 shares of our common stock outstanding as of December 16, 2024, adjusted to include the issuance of the number of shares of common stock set forth in the adjacent column which we would have issued to Arena Global based on the applicable assumed purchase price per share.

(4)	The Company did not receive any proceeds from the issuance of the ELOC Commitment Fee Shares to Arena Global.

(5)	Represents the last reported sales price of our common stock on December 16, 2024, as reported by Nasdaq, less a four percent (4%) discount.

The ELOC Shares and ELOC Commitment Fee Shares were, and will be, offered and sold to Arena Global in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The foregoing summary of the ELOC Purchase Agreement is qualified in its entirety by reference to the full text of the ELOC Purchase Agreement.

APPROVAL OF THE SPA ISSUANCE PROPOSAL

Overview

On November 22, 2024, the Company entered into the Securities Purchase Agreement with the Arena Investors. Under the Securities Purchase Agreement, the Company will issue Debentures in a principal amount of up to $12,222,222 million, divided into up to three separate tranches that are each subject to certain closing conditions. The conversion price per share of each Debenture is equal to 92.5% of the lowest daily VWAP (as defined in the Debentures) of the Company’s shares of common stock during the five trading day period ending on the trading day immediately prior to delivery or deemed delivery of the applicable Conversion Notice (as defined in the Debentures), subject to adjustments related to the trading price of the Company’s common stock.

Nasdaq Rules

As described above, our common stock is listed on Nasdaq, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635(d). Pursuant to Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. The potential issuance of shares of common stock issuable pursuant to the terms of the Securities Purchase Agreement could result in the issuance of a number of shares exceeding the threshold and pricing for which stockholder approval is required under Nasdaq Rule 5635(d). To ensure compliance with Nasdaq Rule 5635(d), the Majority Stockholders approved the SPA Issuance Proposal.

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Effect of the Issuances on Existing Stockholders

The issuance of securities in connection with the Securities Purchase Agreement will have a dilutive effect on the Company’s existing stockholders. Such issuances will reduce each existing stockholder’s proportionate ownership in the Company’s common stock and reduce the voting power of the existing stockholders. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. In addition, there will be a greater number of shares of the Company’s common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of the Company’s common stock.

Stockholder Approval

The approval of the SPA Issuance Proposal, including for purposes of Nasdaq Listing Rule 5635(d), required the affirmative approval of a majority of the holders of the outstanding shares of the Company’s common stock that were entitled to approve the SPA Issuance Proposal.

As of the SPA Record Date, the Company had 8,605,366 shares of common stock issued and outstanding and the Majority Stockholders held 4,551,572 shares of common stock as of the SPA Record Date, representing approximately 52.89% of the voting power of all shares of the Company’s common stock. The Majority Stockholders approved the SPA Issuance Proposal upon execution of the SPA Consent on November 21, 2024.

This Information Statement is first being mailed on or about December [●], 2024 to the Company’s stockholders of record as of the SPA Record Date. The corporate action shall be effective on or about January [●], 2025, or approximately 20 days after we mail this Information Statement.

Notice Pursuant to Section 228 of the General Corporation Law of the State of Delaware

Pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

APPROVAL OF The ELOC Issuance Proposal

Overview

On November 25, 2024, the Company entered into the ELOC Purchase Agreement with Arena Global, pursuant to which we have the right, but not the obligation, to direct Arena Global to purchase up to $50,000,000 in ELOC Shares. Such sales of our common stock, if any, will be subject to certain limitations, and may occur from time to time at our sole discretion over the approximately 36-month period commencing on the date of execution of the ELOC Purchase Agreement. Arena Global has no right to require any sales by us, but Arena Global is obligated to make purchases at our direction subject to certain conditions. There is no upper limit on the price per share that Arena Global could be obligated to pay for ELOC Shares under the ELOC Purchase Agreement. Actual sales of ELOC Shares to Arena Global from time to time will depend on a variety of factors, including, among others, market conditions, the trading price of our common stock and determinations by us as to the appropriate sources of funding for us and our operations.

Nasdaq Rules

As described above, our common stock is listed on Nasdaq, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635(d). Pursuant to Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. The potential issuance of shares of common stock issuable pursuant to the terms of the ELOC Purchase Agreement could result in the issuance of a number of shares exceeding the threshold and pricing for which stockholder approval is required under Nasdaq Rule 5635(d). To ensure compliance with Nasdaq Rule 5635(d), the Majority Stockholders approved the ELOC Issuance Proposal.

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Effect of the Issuances on Existing Stockholders

The issuance of securities in connection with the ELOC Purchase Agreement will have a dilutive effect on the Company’s existing stockholders. Such issuances will reduce each existing stockholder’s proportionate ownership in the Company’s common stock and reduce the voting power of the existing stockholders. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. In addition, there will be a greater number of shares of the Company’s common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of the Company’s common stock.

Stockholder Approval

The approval of the ELOC Issuance Proposal, including for purposes of Nasdaq Listing Rule 5635(d), required the affirmative approval of a majority of the holders of the outstanding shares of the Company’s common stock that were entitled to approve the ELOC Issuance Proposal.

As of the ELOC Record Date, the Company had 8,605,366 shares of common stock issued and outstanding and the Majority Stockholders held 4,551,572 shares of common stock as of the ELOC Record Date, representing approximately 52.89% of the voting power of all shares of the Company’s common stock. The Majority Stockholders approved the ELOC Issuance Proposal upon execution of the ELOC Consent on November 25, 2024.

This Information Statement is first being mailed on or about December [●], 2024 to the Company’s stockholders of record as of the ELOC Record Date. The corporate action shall be effective on or about January [●], 2025, or approximately 20 days after we mail this Information Statement.

Notice Pursuant to Section 228 of the General Corporation Law of the State of Delaware

Pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their affiliates, have any interest in the Stockholder Approval Matters described in this Information Statement except in their capacity as holders of our common stock (which interest does not differ from that of the other holders of our common stock).

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of November 21, 2024 by (i) each of our named executive officers, (ii) each member of our board of directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of the Company’s common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of the Company’s common stock listed as owned by such person. The address of each person is deemed to be the address of the Company unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of the Company’s common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of November 21, 2024, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. The percentages are based upon 8,605,366 shares of the Company’s common stock outstanding as of November 21, 2024.

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Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company and may not include certain securities held in brokerage accounts or beneficially owned by the Company’s stockholders described below.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, as of November 21, 2024, (a) the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 6308 Benjamin Rd, Suite 708, Tampa, FL 33634. All of the securities reported below are shares of the Company’s common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Directors and Named Executive Officers:
Suren Ajjarapu, Chairman, CEO (1)	211,214	2.45%
Prashant Patel, Interim CFO, Director, COO, and President (2)	177,798	2.07%
Donald G. Fell, Director (3)	37,407	*
Mayur Doshi, Director (4)	66,450	*
Subbarao Jayanthi, Director	—	—
Shankar Hariharan, Director (5)	2,370,383	27.55%
Narasimhan Mani, Director (6)	1,415,515	16.45%
All executive officers, directors and director nominees as a Group (seven persons)	4,278,767	49.70%

Greater than 5% Stockholders:

* Less than 1%.

(1) Includes (i) 86,092 shares of the Company’s common stock owned directly by Mr. Ajjarapu, (ii) 34,844 shares of the Company’s common stock owned by the Surendra Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, (iii) 89,167 shares of the Company’s common stock owned by the Sandhya Ajjarapu Revocable Trust of 2007, which shares Mr. Ajjarapu is therefore deemed to beneficially own, and (iv) options to purchase 1,111 shares of the Company’s common stock granted in 2019, that are exercisable within 60 days of November 21, 2024.

(2) Includes (i) 112,242 shares of the Company’s common stock owned directly by Mr. Patel, (ii) 27,778 shares of the Company’s common stock owned by Rina Patel, Mr. Patel’s wife, which Mr. Patel claims beneficial ownership of, (iii) 36,667 shares of the Company’s common stock owned by the Patel Trust 2010, which Mr. Patel claims beneficial ownership of, as Trustee; and (iv) options to purchase 1,111 shares of the Company’s common stock granted in 2019, that are exercisable within 60 days of November 21, 2024.

(3) Includes (i) 35,163 shares of the Company’s common stock owned by DG Fell Consulting which Mr. Fell claims beneficial ownership of, and (ii) 2,244 shares of the Company’s common stock issuable upon the exercise of stock options that are exercisable within 60 days of November 21, 2024.

(4) Includes 66,450 shares of the Company’s common stock owned by Alfagen Pharma LLC, which Mr. Doshi claims beneficial ownership of.

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(5) Includes (i) 1,998,679 shares of the Company’s common stock owned directly by Dr. Hariharan and (ii) 371,704 shares of the Company’s common stock owned by Pushpa Shankar, Dr. Hariharan’s wife, which Dr. Hariharan claims beneficial ownership of.

(6) Includes 1,415,515 shares of the Company’s common stock owned by Srivatsav, LLC, which Dr. Mani claims beneficial ownership of.

information incorporated by reference

The SEC allows us to “incorporate by reference” information that we file with them. Incorporation by reference allows us to disclose important information to you by referring you to those other documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. The documents we are incorporating by reference into this Information Statement are:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on April 22, 2024, as amended by our Amendment No. 1 to Form 10-K filed on May 3, 2024;

●	our Quarterly Report on Form 10-Q for the period ended March 31, 2024, filed on June 26, 2024;

●	our Quarterly Report on Form 10-Q for the period ended June 30, 2024, filed on August 9, 2024;

●	our Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed on November 6, 2024;

●	our Definitive Information Statement on Schedule 14C filed on August 28, 2024; and

●	our Current Reports on Form 8-K (other than portions thereof furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits accompanying such reports that relate to such items) filed on January 17, 2024; February 16, 2024; March 6, 2024; May 23, 2024; May 30, 2024; June 20, 2024; and July 9, 2024; July 31, 2024; September 24, 2024; October 8, 2024; October 11, 2024; and November 26, 2024.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of the document to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this document modifies or supersedes the statement.

We will provide without charge to each person, including any beneficial owner, to whom this Information Statement is delivered, upon written or oral request, a copy of any or all documents that are incorporated by reference into this Information Statement, but not delivered with the prospectus, other than exhibits to such documents unless such exhibits are specifically incorporated by reference into the documents that this Information Statement incorporates. You should direct oral or written requests to our corporate secretary, who can be contacted at 6308 Benjamin Rd, Suite 708, Tampa, Florida 33634 or (866) 468-6535. You may also access these documents, free of charge on the SEC’s website at www.sec.gov.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Regulations regarding the delivery of copies of information statements to stockholders permit us, banks, brokerage firms and other nominees to send one information statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive a separate information statement, we will promptly deliver a separate copy to such stockholder that contacts us at 6308 Benjamin Rd, Suite 708, Tampa, Florida 33634; or by telephone at: (866) 468-6535. Any stockholders of record sharing an address who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household in the future should also contact the Company’s Secretary by mail or telephone as instructed above. Any stockholders sharing an address whose shares of our common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. Copies of documents filed by us with the SEC are also available from us without charge, upon oral or written request to our Secretary, who can be contacted at 6308 Benjamin Rd, Suite 708, Tampa, Florida 33634 or (866) 468-6535. Our website address is https://scienture.com. Information on, or that may be accessed through, our websites is not incorporated by reference into this Information Statement and should not be considered a part of this Information Statement.

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